SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

College Retirement Equities Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

College Retirement Equities Fund

730 Third Avenue

New York, New York 10017-3206

NOTICE OF ANNUAL MEETING — July 17, 2007

The College Retirement Equities Fund (“CREF”) will hold its annual meeting of participants on July 17, 2007, at 9:30 a.m. at CREF’s offices at 730 Third Avenue, New York, New York. The meeting agenda is:

1.	To elect nine individuals to serve as trustees for one year and until their successors shall take office;

2.	To ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3.	To address any other business that may properly come before the meeting.

The Board of Trustees has set May 31, 2007, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of May 31, 2007.

By order of the Board of Trustees,

E. Laverne Jones

Secretary

Please vote as soon as possible before the annual meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we can’t hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call (877) 535-3910, ext. 2440, to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate picture identification will be required to enter the CREF annual meeting. Please note that no laptop computers, recording equipment or cameras will be permitted and please read the instructions on the pass for additional information.

June 12, 2007

COLLEGE RETIREMENT EQUITIES FUND

Proxy Statement for Annual Meeting

to be Held on July 17, 2007

The board of trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on several matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on July 17, 2007, at 9:30 a.m. at CREF’s offices at 730 Third Avenue, New York, New York. This proxy statement was mailed to participants starting on or about June 12, 2007.

The participants of CREF are being asked to vote on the following:

1.	The election of nine individuals to serve as trustees for one year and until their successors shall take office;

2.	The ratification of the board of trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3.	Any other business that may properly come before the meeting.

At this time, the board of trustees does not know of any other matters being presented at the meeting or any adjournments thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the envelope provided;

(2)	By logging onto the Internet site shown on your proxy card and following the on-screen instructions (or by going to our website at www.tiaa-cref.org);

(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or

(4)	By voting in person at the annual meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 12:00 p.m. (noon) (eastern time) on July 17, 2007. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting, or writing CREF’s Secretary at 730 Third Avenue, New York, New York 10017-3206.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don’t specifically instruct them otherwise, they will vote FOR the election of all the nominees for trustee and FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm. At this time, we don’t know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the board of trustees that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Each person having voting rights on May 31, 2007 may vote at the meeting with respect to each item on the proxy ballot. On May 31, 2007, there were 214,592,656,394.51 total votes eligible to be cast, broken down as follows:

Stock Account – 141,901,820,488.58 votes	Social Choice Account – 9,307,874,369.46 votes
Money Market Account – 10,464,060,031.32 votes	Global Equities Account – 17,334,119,179.72 votes
Bond Market Account – 6,859,796,183.60 votes	Growth Account – 12,637,597,169.17 votes
Inflation-Linked Bond Account – 3,847,068,945.29 votes	Equity Index Account – 12,240,320,027.37 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on May 31, 2007. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on May 31, 2007 in the annuity fund of each CREF account to meet our annuity obligations to you. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustee votes will be decided by a majority of the eligible votes present in person or represented by proxy. No votes are cast by brokers.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

Each trustee will be elected if he or she receives more “for” votes than “against” as to him/her, and the selection of the independent registered public accounting firm will be ratified if this proposal receives more votes “for” than “against.”

I. ELECTION OF TRUSTEES

One purpose of the annual meeting is to elect a board of trustees of CREF (the “Board”). CREF’s trustees are elected to serve for one year and until their successors shall take office. Pursuant to the provisions of the bylaws of CREF and resolutions of the Board, the number of trustees has been fixed at nine. The CREF bylaws also give the Board authority to appoint new trustees to fill vacancies between annual meetings.

At this annual meeting, you are being asked to elect to the Board nine current trustees, including Mr. Berkley and Ms. Eckl who have not been previously elected by participants. Information about each of these nominees is set forth below. It is intended that the enclosed proxy will be voted FOR the election of these nine nominees unless otherwise indicated in the proxy.

In addition to the information listed below, with the exception of Nancy A. Eckl, each of the CREF Trustees currently serving also serves on the boards of trustees of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds and on the management committee of TIAA Separate Account VA-1.

The Board, which is composed entirely of trustees who are not “interested persons” of CREF or of TIAA-CREF Investment Management, LLC, the investment advisor, unanimously recommends that the participants of CREF vote for the election of each of the trustees.

I. ELECTION OF TRUSTEES  continued

INFORMATION CONCERNING NOMINEES

Forrest Berkley, 53, was a partner from 1990 to 2006 and Head of Global Product Management from 2003 to 2006 of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.), an investment management firm, and a member of its asset allocation portfolio management team from 2003 to 2005. He is a director and former Chairman of the Investment Committee of the Maine Community Foundation, a director and member of the Investment Committee of the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum and a director of the Appalachian Mountain Club. He is also a member of the Investment Committee of the Carnegie Endowment for International Peace. Mr. Berkley received a B.A. from Yale University and an M.B.A. and a law degree from Harvard University. He has served as a CREF trustee since September 2006.

Nancy A. Eckl, 44, was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds) from 1990 to 2006. Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl is an independent director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (both open-end mutual funds), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc. (both New York Stock Exchange listed closed-end funds), and an independent member of the board of managers of Lazard Alternative Strategies Fund, L.L.C. (a closed-end investment company). Ms. Eckl has a B.B.A. in Accounting from the University of Notre Dame and is a Certified Public Accountant in the State of Texas. Ms. Eckl has served as a CREF trustee since 2007.

Eugene Flood, Jr., 51, has been President, Chief Executive Officer (since 2000) and a Director of Smith Breeden Associates, Inc. an investment advisor, since 1994. Prior to joining Smith Breeden as President and Chief Executive Officer in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. In addition, Dr. Flood has worked as a consultant for a variety of private sector companies and government agencies. Dr. Flood has a B.A. in Economics from Harvard University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood has served as a CREF trustee since 2005.

INFORMATION CONCERNING NOMINEES  continued

Howell E. Jackson, 53, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and served as Vice Dean for Budget from 2003 to 2006. Professor Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. from Harvard University. Professor Jackson has served as a CREF trustee since 2005.

Nancy L. Jacob, 64, is President and Founder (since October 2006) of NLJ Advisors Inc., an investment advisor. She was President and Managing Principal of Windermere Investment Associates from 1997 to June 2006. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994-1997), and Executive Vice President, U.S. Trust of the Pacific Northwest (1993-1996). She is Director and Chairman of the Investment Committee of the Okabena Company, a financial services firm. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a CREF trustee since 1979, and as chairman of the Board since 2005.

Bridget A. Macaskill, 58, is the Principal of BAM Consulting LLC, an independent financial services consulting firm, which she founded in 2003. Ms. Macaskill is also an Independent Consultant for Merrill Lynch (since 2003) appointed under the terms of the Global Research Settlement. Ms. Macaskill was Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. from 2000 to 2001. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995, and Chairman in 2000. Ms. Macaskill serves on the boards of directors of Federal National Mortgage Association (Fannie Mae), Prudential plc, Scottish & Newcastle plc, and on the boards of a number of not-for-profit organizations. She received a B.S. with honors from the University of Edinburgh. Ms. Macaskill has served as a CREF trustee since 2003.

INFORMATION CONCERNING NOMINEES  continued

James M. Poterba, 49, is the Mitsui Professor of Economics (since 1996) and the Head of the Economics Department (since 2006) at the Massachusetts Institute of Technology, where he has taught since 1983. From 1994 to 2000 and 2001 to 2006 he was Associate Head of the Economics Department at MIT. He has been the Director of the Public Economics Research Program at the National Bureau of Economic Research since 1991. He is a Fellow of the American Academy of Arts and Sciences and the Econometric Society and has served as a director of the American Finance Association and as a member of the Executive Committee of the American Economic Association. He holds an A.B. from Harvard College and an M.Phil. and a D.Phil. from Oxford University. Dr. Poterba has served as a CREF trustee since April 2006.

Maceo K. Sloan, 57, has been the Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc. since 1991; Chairman, Chief Executive Officer and Chief Investment Officer of NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc. since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a CREF trustee since 1991.

Laura T. Starks, 57, has been Chairman of the Department of Finance, the Charles E. and Sarah M. Seay Regents Chair of Finance, and Director of the AIM Investment Center in the McCombs School of Business since 2000 at the University of Texas at Austin where she has taught since 1987. She was previously the Associate Dean for Research, the Associate Director for Research for the Center for International Business Education and Research, and the Director of the Bureau of Business Research at the University of Texas at Austin. She has served on the Board of Directors of the American Finance Association, the Western Finance Association, and the Financial Management Association and is a Fellow of the Financial Management Association. Dr. Starks served on the board of directors of USAA Mutual Fund, Inc.; USAA Tax Exempt Fund, Inc.; USAA Investment Trust; and the USAA State Tax-Free Trust from 2000 to May 2006. She has a B.A. from the University of Texas at Austin, an M.B.A. from the University of Texas at San Antonio, and a Ph.D. from the University of Texas at Austin. Dr. Starks has served as a CREF trustee since July 2006.

Each nominee was first recommended to the Nominating and Governance Committee of the Board. This committee consists of trustees who are also themselves nominees and, like all the other members of the Board, are not “interested persons” as such term is defined in the Investment Company Act of 1940. Mr. Berkley was recommended to the Nominating and Governance Committee by current trustees and Ms. Eckl was recommended to the Nominating and Governance Committee by a retained third-party search firm.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

Current CREF Trustees, Nominees and Executive Officers

The following table includes certain information about CREF’s current trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested trustees and nominees and the second table includes information about CREF’s officers. There are currently no interested trustees serving on the Board.

DISINTERESTED TRUSTEES AND NOMINEES

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Forrest Berkley
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): April 1954	Trustee	One-year term. Trustee since 2006.	Retired. Partner (1990 – 2006) and Head of Global Product Management (2003 – 2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003 – 2006).	55

Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athenaeum; Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Nancy A. Eckl
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1962	Trustee	One-year term. Trustee since May 2007.	Former Vice President (1990 – 2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	8	Independent Director, The Lazard Funds Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend and Income Fund, Inc., and Member of the Board of Managers, Lazard Alternative Strategies Fund, L.L.C.

DISINTERESTED TRUSTEES AND NOMINEES  continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Eugene Flood, Jr.
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1955	Trustee	One-year term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	55	None

Howell E. Jackson
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1954	Trustee	One-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), and Vice Dean for Budget (2003 – 2006) and on the faculty (since 1989) of Harvard Law School.	55	None

Nancy L. Jacob
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1943	Chairman of the Board, Trustee	One-year term. Trustee since 1979.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997 – 6/2006).	55	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: August 1948	Trustee	One-year term. Trustee since 2003.	Principal and Founder, BAM Consulting, LLC (financial services consulting), Independent Consultant for Merrill Lynch (since 2003).	55	Director, Prudential plc, Scottish & Newcastle plc (brewer), Federal National Mortgage Association (Fannie Mae), International Advisory Board and British-American Business Council.
James M. Poterba
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: July 1958	Trustee	One-year term. Trustee since 2006.	Head (since 2006) and Associate Head (1994 – 2000 and 2001 – 2006), Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (since 1996); Program Director, National Bureau of Economic Research (since 1991).	55	The Jeffrey Company and Jeflion Company (unregistered investment companies).

DISINTERESTED TRUSTEES AND NOMINEES  continued

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Maceo K. Sloan
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1949	Trustee	One-year term. Trustee since 1991.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	55	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: February 1950	Trustee	One-year term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001 – 2002); and Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2002 – 2003).	55	None

OFFICERS

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Herbert M. Allison, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: August 1943	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA and President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since 2002). Formerly, President and Chief Executive Officer of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2002 – 2/2007). President and Chief Executive Officer of Alliance for Lifelong Learning, Inc. (2000 – 2002), President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997 – 1999).

Gary Chinery
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: November 1949	Vice President and Treasurer	One-year term. Vice President and Treasurer since 2004.	Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004), Vice President (since 2004) and Treasurer (2004 – 2/2007) of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds. Formerly, Second Vice President and Associate Treasurer (1998 – 2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: May 1959	Executive Vice President and Head of Asset Management	One-year term. Executive Vice President since 1998 and Head of Asset Management since 2006.	Executive Vice President (since 1999) and Head of Asset Management (since 2006) of CREF, TIAA and TIAA Separate Account VA-1. President and Principal Executive Officer of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2/2007). Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004 – 2006), Chief Investment Officer of TIAA (2004 – 2006) and CREF, TIAA Separate Account VA-1, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (2003-2006); and Executive Vice President and Head of Asset Management of the TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (2006-2007).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
I. Steven Goldstein
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: September 1952	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director, TIAA-CREF Life (2003 – 2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001 – 2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

E. Laverne Jones
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1949	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 1998.	Vice President and Corporate Secretary of TIAA and CREF (since 1998) and of the other funds in the TIAA-CREF Fund Complex (since 2001).

Susan S. Kozik
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: August 1957	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000 – 2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997 – 2000).

George W. Madison
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1953	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997 – 2003).

Erwin W. Martens
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1956	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Risk Management of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999 – 2003); and Head and Deputy Head of Global Market Risk Management Putnam Investments (1997 – 1999).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Frances Nolan
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: August 1957	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003 – 2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003 – 2006); Executive Vice President, Retirement Services, CREF and TIAA (2000 – 2003); and Vice President, Eastern Division (1994 – 2000).

Dermot J. O’Brien
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1966	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003 – 2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999 – 2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998 – 1999).

Eric C. Oppenheim
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: July 1948	Vice President and Acting Chief Compliance Officer	One-year term. Vice President and Acting Chief Compliance Officer since 2005.	Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005 – 2006), Vice President and Compliance Officer of TIAA (2004 – 2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division Comerica Incorporated (2001 – 2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993 – 2001).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Georganne C. Proctor
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1956	Executive Vice President and Chief Financial Officer	One-year term. Executive Vice President and Chief Financial Officer since 2006.	Executive Vice President and Chief Financial Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2006). Manager and Executive Vice President of Investment Management, Director and Executive Vice President of TPIS and Advisors (since 2006). Formerly, Executive Vice President and Chief Financial Officer of Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds (2006 – 2/2007); Executive Vice President, Finance, Golden West Financial Corporation (2002 – 2006); and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999 – 2002).

Bertram L. Scott
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1951	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000) Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Fund Complex (2000 – 2005); and President and Chief Executive Officer, Horizon Mercy (1996 – 2000).

Edward D. Van Dolsen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: April 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly Senior Vice President, Pension Products (2003 – 2006), Vice President, Support Services (1998 – 2003), of TIAA and the TIAA-CREF Fund Complex.

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current CREF Trustees and nominees in CREF and in all registered investment companies in the same family of investment companies (the “TIAA-CREF Fund Complex”) as of May 31, 2007. The TIAA-CREF Fund Complex includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds). The TIAA-CREF Mutual Funds were part of the complex until they merged into the TIAA-CREF Institutional Mutual Funds effective on April 20, 2007. The amounts reported below include amounts contributed to CREF accounts for the benefit of the non-employee trustees pursuant to CREF’s long-term compensation plan for non-employee trustees.

DISINTERESTED TRUSTEES AND NOMINEES

Name of Trustee	Dollar Range of Equity Securities in CREF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the TIAA-CREF Fund Complex
Forrest Berkley(1)	Money Market Account — $1 - $10,000	Over $100,000
Bond Market Account — $10,001 - $50,000
Growth Account — $10,001 - $50,000
Nancy A. Eckl(2)	None	None
Eugene Flood, Jr.	None	Over $100,000
Howell E. Jackson	Stock Account — Over $100,000	Over $100,000
Bond Market Account — $10,001 - $50,000
Equity Index Account — $10,001 - $50,000
Social Choice Account — $10,001 - $50,000
Global Equities Account — Over $100,000
Nancy L. Jacob	Stock Account — Over $100,000	Over $100,000
Bridget A. Macaskill	None	Over $100,000
James M. Poterba(3)	Stock Account — Over $100,000	Over $100,000
Global Equities Account — Over $100,000
Equity Index Account — $50,001 - $100,000
Maceo K. Sloan	Stock Account — Over $100,000	Over $100,000
Social Choice Account — $10,001 - $50,000
Global Equities Account — $10,001 - $50,000
Growth Account — $10,001 - $50,000
Equity Index Account — $10,001 - $50,000
Laura T. Starks(4)	Stock Account — Over $100,000	Over $100,000
Money Market Account — $50,001 - $100,000
(1)	Mr. Berkley was appointed to the boards and management committee effective September 19, 2006.
(2)	Ms. Eckl was appointed as a trustee of CREF effective May 15, 2007.
(3)	Dr. Poterba was appointed to the boards and management committee effective April 3, 2006 and elected to CREF by participants on July 18, 2006.
(4)	Dr. Starks was elected to the boards and management committee effective July 18, 2006.

Trustee Compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex for each current and former non-officer trustee for the year ended December 31, 2006. CREF’s officers receive no compensation from any fund in the TIAA-CREF Fund Complex.

DISINTERESTED TRUSTEES

Name	Compensation From CREF	Long-Term Performance Compensation Contribution As Part of CREF Expenses	Total Compensation From TIAA-CREF Fund Complex(1)
Forrest Berkley(2)	$42,338.20	$34,590.04	$83,400.00
Nancy A. Eckl(3)	N/A	N/A	N/A
Willard T. Carleton(4)	$79,574.43	$51,983.15	$142,350.00
Eugene Flood, Jr.	$108,076.03	$69,278.17	$192,000.00
Howell E. Jackson	$99,379.67	$69,278.17	$182,600.00
Nancy L. Jacob	$151,297.01	$69,278.17	$238,800.00
Bevis Longstreth(4)(5)	$81,387.89	$51,983.15	$144,300.00
Bridget A. Macaskill	$91,074.87	$69,278.17	$173,600.00
James M. Poterba(5)(6)	$89,302.69	$51,918.26	$153,000.00
Maceo K. Sloan	$108,606.45	$69,278.17	$192,600.00
Laura T. Starks(5)	$52,317.01	$34,600.87	$94,200.00
Ahmed H. Zewail(4)(5)	$46,151.77	$51,983.15	$106,200.00
(1)

For purposes of this table, the TIAA-Fund Complex includes the TIAA-CREF Mutual Funds. However, the TIAA-CREF Mutual Funds merged into the TIAA-CREF Institutional Mutual Funds effective on April 20, 2007.

(2)	Mr. Berkley was appointed to the boards and management committee effective September 19, 2006.
(3)	Ms. Eckl was appointed as a trustee of CREF effective May 15, 2007.
(4)	These are former trustees. Dr. Carleton and Mr. Longstreth retired from the boards and management committee effective July 18, 2006. Dr. Zewail retired from the same effective October 1, 2006.
(5)

This compensation, or a portion of it, was not actually paid based on the prior election to the trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $1,040,265.09 earned across the fund complex has been deferred for prior years’ service, including interest through December 31, 2006, for all current trustees who had elected to defer their compensation.

(6)	Dr. Poterba was appointed to the boards and management committee effective April 3, 2006 and elected to CREF by participants on July 18, 2006.

CREF has a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and Teachers Insurance and Annuity Association of America (“TIAA”) annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the individual trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional CREF and TIAA accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

Non-officer trustees are compensated at the following rates: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a Board chair fee of $25,000; a committee chair fee of $10,000 ($15,000 for the chairs of the Audit and Compliance Committee and Operations Committee); and an Operations Committee and Audit and Compliance Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to retain and attract well-qualified Board members.

Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

Committees

Currently, the Board and each Board committee consists entirely of independent trustees. Every year the Board appoints trustees to certain standing committees with specific responsibilities for aspects of CREF’s operations. These are:

(1)	An Audit and Compliance Committee (formerly called the “Audit Committee”), which, using external resources as necessary, assists the Board in fulfilling its oversight responsibilities for financial and operations reporting, internal control and compliance with laws, regulations and ethics. In August 2006, the Board renamed the Audit Committee the Audit and Compliance Committee. The Audit and Compliance Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and overseeing of the work of the independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. During the fiscal year ended December 31, 2006, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Dr. Poterba. Mr. Sloan is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

(2)	An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of CREF. The Operations Committee was established in 2006 as a new standing committee of the Board and is charged with, among other things, overseeing contracts with third-party service providers, reviewing portfolio transactions and certain legal, compliance, finance, sales and marketing matters. The Operations Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. During the fiscal year ended December 31, 2006, the Operations Committee held four meetings. The current members of the Operations Committee are Professor Jackson (chair), Ms. Eckl, Dr. Flood, Dr. Jacob and Dr. Starks.

(3)

An Investment Committee, (formerly called the “Finance Committee”), which assists the Board in fulfilling its oversight responsibilities for the management of CREF investments subject to appropriate oversight by the full

Board. During 2006, the Investment Committee held four meetings. The Investment Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. During the fiscal year ended December 31, 2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Ms. Eckl, Dr. Jacob, Ms. Macaskill, Dr. Poterba and Mr. Sloan.

(4)	A Corporate Governance and Social Responsibility Committee, which assists the Board in fulfilling its oversight responsibilities for all corporate social responsibility and corporate governance issues including the voting of proxies of portfolio companies of the CREF accounts and the initiation of appropriate shareholder resolutions. During fiscal year ended December 31, 2006, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Dr. Poterba (chair), Professor Jackson and Dr. Starks. The Corporate Governance and Social Responsibility Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html.

(5)	An Executive Committee, which generally is vested with full Board powers between Board meetings on matters not specifically addressed by the full Board. During fiscal year ended December 31, 2006, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Professor Jackson, Dr. Poterba and Mr. Sloan.

(6)	A Nominating and Governance Committee, which nominates certain CREF officers and the members of the Standing Committees of the Board, recommends candidates for election as trustees and handles other governance matters for CREF. During fiscal year ended December 31, 2006, the Nominating and Governance Committee held eight meetings. The charter for the CREF Nominating and Governance Committee may be found at www.tiaa-cref.org/about/governance/corporate/topics/board_committees/board_committees_cref.html. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood and Mr. Sloan.

Board Meetings

There were fourteen meetings of the Board during 2006. All current trustees who served during 2006 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

Trustee Nomination Process

CREF solicits names of candidates for the Board from participants as part of the balloting process. Those names are transmitted to the CREF Nominating and Governance Committee for its review and consideration. The Nominating and Governance Committee welcomes the names of candidates from participating institutions and educational organizations, and from such other sources as the Committee may determine.

Participants may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Corporate Secretary of CREF. The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to CREF. In addition, the Committee will invite recommendations from the members of the CREF Board of Overseers, current trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current trustees for renomination to the Board, the Committee will evaluate each trustee’s Board and Committee participation, contributions to the management of CREF and attendance at Board and Committee meetings. In preparing a slate of trustee candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional experience.

After consultation with the CREF Board of Overseers, the Committee submits final nominations to the CREF Board of Trustees.

Recommendations From Participants Regarding Nominations

Participants can recommend future nominees by keying in candidate recommendations at the following website: http://www.tiaa-cref.org/crefnominees or by writing to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206.

Trustee Qualifications

The Board has determined that it should be comprised of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as trustees without conflict with CREF. The Board should reflect diversity of gender, race, age and experience and at least one trustee should qualify as an audit committee financial expert for service on the audit committee. Each trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of their other board memberships in order to provide such service to CREF. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent trustee must not be an “interested person,” as that term is defined in the Investment Company Act of 1940, of CREF, and must otherwise meet the independence requirements of the

New York Stock Exchange or applicable rules. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Participant Communications With Trustees

Letters or e-mails from participants addressed to the Board or individual trustees may be sent to the Corporate Secretary’s office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to CREF’s chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent trustees.

Trustee Attendance at Annual Meetings

CREF Trustees are expected to attend the annual meeting of CREF participants. If a trustee is unavailable to attend the meeting, a reason must be provided. Each of the eight trustees then in office attended the 2006 annual meeting.

II. RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS CREF’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND RECOMMENDS THAT THE PARTICIPANTS OF CREF RATIFY THE SELECTION THEREOF.

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2006 and the Board, all of whom are independent trustees, has chosen to continue with the services of PwC for fiscal year 2007. PwC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex.

In making their selection, the Board discussed with PwC all issues involving relationships among PwC, TIAA and the TIAA-CREF Fund Complex, and their affiliates, that could reasonably be thought to bear on PwC’s independence, and concluded that PwC was independent. PwC confirmed its independence to the Board. As part of this process, the Board considered that while PwC would also serve as the Independent Auditor for TIAA and Teachers Advisors, Inc., the investment advisor to the funds other than CREF that are in the TIAA-CREF Fund Complex, this would not compromise PwC’s independence. They considered that this arrangement would produce a more cost-effective audit and received an agreement from PwC that the Board would be informed if any non-privileged material issues arose in the course of the audit of TIAA and its subsidiaries. Additionally, the Board took into consideration that the TIAA-CREF Funds’ and TIAA’s audits would be overseen by different PwC audit partners.

As CREF’s independent registered public accounting firm, PwC will perform independent audits of CREF’s financial statements.

Representatives of PwC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting.

Audit Fees

PwC’s fees for professional services rendered for the audit of CREF’s annual financial statements for the years ended December 31, 2006 and December 31, 2005 were approximately $1,300,000 and $1,626,200, respectively.

Audit-Related Fees

PwC’s fees for audit-related services rendered to CREF for the fiscal years ended December 31, 2006 and December 31, 2005 were approximately $25,000 and $0, respectively.

Tax Fees

CREF did not pay any fees to PwC for professional services related to tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2006 and December 31, 2005.

All Other Fees

There were no fees paid to PwC for any other services rendered to CREF for the years ended December 31, 2006 and December 31, 2005.

Preapproval Policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee is required to preapprove services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to: (i) appoint the Independent Auditor to perform the financial statement audit for CREF and certain of its subsidiaries and affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor to CREF, its advisor or affiliates for 2006 were preapproved by the Audit and Compliance Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate non-audit fees billed by PwC for services rendered to CREF and its advisor and affiliates of the advisor performing on-going services to CREF for the years ended December 31, 2006 and December 31, 2005 were approximately $970,200 and $564,000, respectively.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

TIAA-CREF Investment Management, LLC (“Investment Management”) manages the assets in each CREF account. It is a subsidiary of TIAA and provides its services to CREF at cost. Investment Management is registered as an investment advisor under the Investment Advisers Act of 1940, although it is not considered an investment advisor under the Investment Company Act of 1940 because of the at-cost nature of this arrangement.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”); another subsidiary of TIAA that provides its services to CREF at cost. Services is registered as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by the mailing of this proxy statement and accompanying proxy card on or about June 12, 2007. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.

Proposals of Persons with Voting Rights

CREF expects that its 2008 annual meeting will be held in July 2008, but the exact date, time, and location of such meeting have yet to be determined. As of the date of the printing of this proxy statement, proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2008 annual meeting must be received by CREF no later than February 13, 2008. The submission of a proposal does not guarantee its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 27, 2008 of other matters that may be properly brought before the 2008 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Beneficial Ownership

To the knowledge of CREF, no participant owned of record or beneficially more than 5 percent of the outstanding shares of CREF on December 31, 2006.

Annual Reports

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA-CREF website at www.tiaa-cref.org, or use our online request form to order print versions electronically. Or you can call (877) 518-9161 or write to CREF at 730 Third Avenue, New York, New York 10017-3206. These reports are furnished to participants without charge.

CREF-State-2007	A10790

06/07

College Retirement Equities Fund

By signing this form, I authorize Eugene Flood, Jr., E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustee’s recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on Tuesday, July 17, 2007, at 9:30 a.m. at TIAA-CREF, 730 Third Ave., New York, NY 10017 in the Wharton Auditorium on the 17th Floor.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare P.O. Box 9043, Smithtown, NY 11787-9833. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

To vote via the Internet – go to http://vote.proxy-direct.com To vote by telephone – dial 1 866 241-6192

Future Nominees:

To recommend future nominees please go to http://www.tiaa-cref.org/crefnominees and type in suggestions for nominees.

Alternatively you can send your recommendation to the Secretary of CREF, 730 Third Ave, New York, NY 10017-3206

FINANCIAL SERVICES

FOR THE GREATER GOOD®

The Board of Trustees recommends a vote FOR item 1.

1. Election of Trustee Nominees:

☐ To vote FOR all Nominees ☐ To vote AGAINST all Nominees ☐ To vote to ABSTAIN for all Nominees or to vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Forrest Berkley	☐	☐	☐	02 Nancy A. Eckl	☐	☐	☐	03 Eugene Flood, Jr.	☐	☐	☐
04 Howell E. Jackson	☐	☐	☐	05 Nancy L. Jacob	☐	☐	☐	06 Bridget A. Macaskill	☐	☐	☐
07 James M. Poterba	☐	☐	☐	08 Maceo K. Sloan	☐	☐	☐	09 Laura T. Starks	☐	☐	☐

The Board of Trustees recommends a vote FOR item 2.

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐	☐	☐

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Signature                                          Date

TIAA_CREF/WO#:17767 TOUCH-TONE TELEPHONE VOTING SCRIPT

“CREF”

MEETING DATE: July 17, 2007

TEST CONTROL NUMBER (s): 767 99999 000 098

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE PARTICIPANT WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your proxy card.”

WHEN THE PARTICIPANT ENTERS THE NUMBER, HE/SHE WILL HEAR:

“To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card”

WHEN THE PARTICIPANT ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the CREF Annual Meeting.”

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS OR VOTING ALL PROPOSALS ONE WAY:

“To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1.”

“To vote FOR ALL PROPOSALS, press 2.”

“To vote AGAINST ALL PROPOSALS, press 3.”

“To ABSTAIN FROM VOTING ON ALL PROPOSALS, press 4.”

“To vote on EACH PROPOSAL SEPARATELY, press 0.”

IF THE PARTICIPANT PRESSES OPTIONS “1” THROUGH “4” LISTED ABOVE HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows.:

For option 1: “You have voted AS THE BOARD RECOMMENDED.”

For option 2: “You have voted FOR ALL.”

For option 3: “You have voted AGAINST ALL.”

For option 4 “You have voted TO ABSTAIN ON ALL.”

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”        “To enter another vote, press 1 now.”        “To end this call, press 0 now.”

IF THE PARTICIPANT PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”        “To enter another vote, press 1 now.”        “To end this call press 0 now.”

If the PARTICIPANT elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE PARTICIPANT ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

OPTION 2: IF THE PARTICIPANT OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1.01:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.02:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.03:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.04:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.05:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.06:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.07:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.08:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 1.09:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”
“Proposal 2.:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

WHEN THE PARTICIPANT HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.”        “To cancel your vote, press 2.”        “To save how you have voted, press 3.”

IF THE PARTICIPANT PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”        “To enter another vote, press 1 now.”        “To end this call, press 0 now.”

IF THE PARTICIPANT PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”        “To enter another vote, press 1 now.”        “To end this call press 0 now.”

If the PARTICIPANT elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE PARTICIPANT ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

To vote, please enter the numbers that appear on your proxy card or voting instruction card in the area below. If you have received multiple cards, each has its own set of numbers and you will need to login and provide your voting instructions separately for each card.

If you received an electronic notification, please enter the numbers that appear in the email text labeled “Control Number” and “Security Code”. If there are multiple numbers in the email text, you will need to login and provide your voting instructions for each group of numbers.

Enter your 14 digit number from the shaded box on your card.

Enter your 8 digit code from the unshaded box on your card:	Continue

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Applicable Campaign Proposals	Mark All ð	Board Recommended
	Mark All ð	For	Against	Abstain
1.01 Election of Trustee Nominee: Forrest Berkley	☐ For ☐ Against ☐ Abstain
1.02 Election of Trustee Nominee: Nancy A. Eckl	☐ For ☐ Against ☐ Abstain
1.03 Election of Trustee Nominee: Eugene Flood, Jr.	☐ For ☐ Against ☐ Abstain
1.04 Election of Trustee Nominee: Howell E. Jackson	☐ For ☐ Against ☐ Abstain
1.05 Election of Trustee Nominee: Nancy L. Jacob	☐ For ☐ Against ☐ Abstain
1.06 Election of Trustee Nominee: Bridget A. Macaskill	☐ For ☐ Against ☐ Abstain
1.07 Election of Trustee Nominee: James M. Poterba	☐ For ☐ Against ☐ Abstain
1.08 Election of Trustee Nominee: Maceo K. Sloan	☐ For ☐ Against ☐ Abstain
1.09 Election of Trustee Nominee: Laura T. Starks	☐ For ☐ Against ☐ Abstain

2 To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐ For ☐ Against ☐ Abstain

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